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                                                                 EXHIBIT 23

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into Newmont Mining Corporation's previously filed Registration Statements on Form S-8 (Nos. 33-10141, 33-15558 and 33-49872) and Form S-3 (No. 33-45325).

                                                /s/ ARTHUR ANDERSEN & CO.
                                                    Arthur Andersen & CO.

Denver, Colorado,

March 26, 1993